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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): APRIL 18, 2002

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)

           DELAWARE                        001-5083                            75-2287571
  (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



            2435 NORTH CENTRAL EXPRESSWAY
                  RICHARDSON, TEXAS                                              75080
      (Address of Principal Executive Offices)                                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4062



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ITEM 5. OTHER EVENTS

         The Consolidated Balance Sheet of Kaneb Pipe Line Company LLC, at December 31, 2001 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Kaneb Pipe Line Company LLC, is the General Partner of Kaneb Pipe Line Partners, L.P.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

        (c) EXHIBITS

        Exhibit No.        Description

         23                Consent of KPMG LLP.

         99.1 Consolidated Balance Sheet of Kaneb Pipe Line Company LLC at December 31, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KANEB PIPE LINE PARTNERS, L.P.

                                            By: Kaneb Pipe Line Company LLC,
                                                General Partner



Dated April 18, 2002                             /s/  MICHAEL BAKKE
                                            -----------------------------------
                                                      Michael Bakke
                                                  Assistant Controller

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
 23                        Consent of KPMG LLP.

 99.1                      Consolidated Balance Sheet of Kaneb Pipe Line Company
                           LLC at December 31, 2001.